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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2004
                                                         ----------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-16383                   95-4352386
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)      File Number)           Identification No.)

              717 Texas Avenue
                 Suite 3100
               Houston, Texas                                 77002
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

     On November 8, 2004, Cheniere Energy, Inc. issued a press release announcing that its wholly owned limited partnership, Sabine Pass LNG, L.P., has signed agreements with HSBC Securities (USA) Inc. and SG Corporate & Investment Banking, an arm of Societe Generale, to arrange the $741 million debt component of the project financing for the construction of its liquefied natural gas (LNG) receiving terminal in Cameron Parish, Louisiana. The press release is attached hereto as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits.

c) Exhibits

   Exhibit
   Number                            Description
   -------                           -----------

    99.1         Press Release, dated November 8, 2004 (filed herewith).



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004                     CHENIERE ENERGY, INC.



                                           By: /s/ Don A. Turkleson
                                               ---------------------------------
                                           Name:   Don A. Turkleson
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer


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EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

99.1         Press Release, dated November 8, 2004 (filed herewith).